Exhibit 99.2

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C. 20006

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2020

AMALGAMATED BANK

(Exact name of registrant as specified in its charter)

New York	13-4920330
(State or other jurisdiction of incorporation)	(IRS employer identification no.)

275 Seventh Avenue, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 895-8988

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	AMAL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As described in greater detail in the proxy statement of Amalgamated Bank (the “Bank”) and prospectus of Amalgamated Financial Corp. (the “Company”), dated November 30, 2020, and filed pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, with the Securities and Exchange Commission (“SEC”) on December 3, 2020 (the “Proxy Statement/Prospectus”), the Bank will hold a special meeting of its stockholders on January 12, 2021, to vote on a proposal to approve the reorganization of the Bank into a holding company form of ownership, pursuant to which the Bank will become a wholly-owned subsidiary of the Company, and each outstanding share of the Bank’s Class A common stock will be exchanged for one share of the Company’s common stock.

The additional disclosures contained below are being filed in response to the Institutional Shareholder Services Inc. (“ISS”) Proxy Report regarding the proposed reorganization.

Supplement to the Proxy Statement/Prospectus

ISS, a proxy advisory firm that offers proxy voting recommendations to institutional investors, issued a report dated December 21, 2020 recommending that stockholders vote against the reorganization. ISS’s report indicated that its recommendation was based on the board’s implementation of supermajority voting requirements in certain provisions in the Company’s certificate of incorporation that ISS asserts do not protect unaffiliated stockholder rights.

As detailed below, the ISS position is flawed and the boards of directors of the Company and the Bank believe that the supermajority vote provisions in the Company’s certificate of incorporation are actually protective of unaffiliated stockholder rights.

Currently, more than a majority, or approximately 53%, of the Bank’s Class A common stock is held by Workers United and its affiliates (which holds approximately 41%) and The Yucaipa Companies, LLC (which holds approximately 12%). Both Workers United and The Yucaipa Companies, LLC also have representatives serving on the boards of directors of the Company and the Bank. If the reorganization is approved, it will result in a one-for-one exchange of each share of the Bank’s Class A common stock with the Company’s common stock, resulting in the same pro forma ownership structure at the Company.

The boards of directors of the Company and the Bank believe that for companies with controlling stockholders, as will be the case for the Company following the reorganization, the supermajority voting requirements in the Company’s certificate of incorporation actually protect minority stockholders by ensuring they have meaningful input with respect to amending certain provisions of the Company’s certificate of incorporation, instead of the vote of the controlling stockholders dictating the results. The position ISS asserts, on the other hand, would result in minority stockholders having no say at all in such a vote.

For the foregoing reasons, we believe ISS’s recommendation is unwarranted and urge you to vote FOR the reorganization proposal. If you previously submitted your proxy or voting instructions and do not wish to change your vote, no further action is required by you at this time. The Bank encourages all stockholders who have not yet voted to do so before the Special Meeting by following the instructions contained in the Proxy Statement/Prospectus. As further described in the Proxy Statement/Prospectus, you may vote by internet or by mail. Internet voting for stockholders will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on January 11, 2021. You may also vote by internet during the virtual special meeting using the instructions included in the Proxy Statement/Prospectus.

* * * *

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed reorganization between the Bank and the Company. In connection with the proposed reorganization, the Company has filed a registration statement on Form S-4EF including amendments thereto with the SEC containing a Prospectus for the Company and a Proxy Statement to be used by the Bank to solicit the required approval of its stockholders. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE REORGANIZATION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BANK, THE COMPANY AND THE REORGANIZATION.

You may obtain a copy of the Proxy Statement/Prospectus and any documents filed by the Company with the SEC for free at the SEC’s Internet site (http://www.sec.gov). The Bank also files reports, proxy statements and other business and financial information with the Federal Deposit Insurance Corporation (the “FDIC”), which may be obtained at the FDIC’s Internet site (http://www.fdic.gov/efr/). You may also obtain documents filed by the Bank, free of charge, by accessing the Bank’s website at http://www.amalgamatedbank.com (which website is not incorporated herein by reference). Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to the Bank’s Investor Relations at Investor Relations, Amalgamated Bank, 275 7th Avenue, New York, New York 10001 by calling 1-800-895-4172 or by sending an e-mail to shareholderrelations@amalgamatedbank.com.

Participants in Solicitation

The Bank and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Bank’s stockholders in respect of the transaction described in the Proxy Statement/Prospectus. Information regarding the Bank’s directors and executive officers is contained in the Bank’s Annual Report on Form 10-K for the year ended December 31, 2019, its Proxy Statement on Schedule 14A, dated March 19, 2020, and certain of its Current Reports on Form 8-K, which are filed with the FDIC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed reorganization. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED BANK

By:	/s/ Andrew LaBenne
Name:	Andrew LaBenne
Title:	Chief Financial Officer

Date: December 31, 2020